                                                             Exhibit 23.1a.


                Letterhead of KENNY S&P EVALUATION SERVICES
                    A Division of J.J. Kenny Co., Inc.


                                                         September 21, 1995
Dean Witter Reynolds Inc.
Two World Trade Center
New York, NY  10048

              Re:  Dean Witter Select Municipal Trust,
                   Insured Long Term Series 37

Gentlemen:

            We have examined the post-effective Amendment to the Registration Statement File No. 33-39496 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

            In addition, we hereby confirm that the ratings indicated in the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database as of the date of the evaluation report.

            You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                    Sincerely,


                                    Frank A. Ciccotto
                                    Frank A. Ciccotto
                                    Vice President

                Letterhead of KENNY S&P EVALUATION SERVICES
                    A Division of J.J. Kenny Co., Inc.


                                                         September 21, 1995
Dean Witter Reynolds Inc.
Two World Trade Center
New York, NY  10048

             Re:  Dean Witter Select Municipal Trust,
                  Texas Portfolio Series 9 (Insured)

Gentlemen:

            We have examined the post-effective Amendment to the Registration Statement File No. 33-40712 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

            In addition, we hereby confirm that the ratings indicated in the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database as of the date of the evaluation report.

            You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                    Sincerely,



                                    Frank A. Ciccotto
                                    Frank A. Ciccotto
                                    Vice President

                Letterhead of KENNY S&P EVALUATION SERVICES
                    A Division of J.J. Kenny Co., Inc.


                                                         September 21, 1995
Dean Witter Reynolds Inc.
Two World Trade Center
New York, NY  10048

                 Re:  Dean Witter Select Municipal Trust,
                      Long Term Portfolio Series 112

Gentlemen:

            We have examined the post-effective Amendment to the Registration Statement File No. 33-26715 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

            In addition, we hereby confirm that the ratings indicated in the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database as of the date of the evaluation report.

            You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                    Sincerely,



                                    Frank A. Ciccotto
                                    Frank A. Ciccotto
                                    Vice President

                Letterhead of KENNY S&P EVALUATION SERVICES
                    A Division of J.J. Kenny Co., Inc.


                                                         September 21, 1995
Dean Witter Reynolds Inc.
Two World Trade Center
New York, NY  10048

                   Re:  Dean Witter Select Municipal Trust,
                        Tennessee Portfolio Series 3
Gentlemen:

            We have examined the post-effective Amendment to the Registration Statement File No. 33-31024 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

            In addition, we hereby confirm that the ratings indicated in the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database as of the date of the evaluation report.

            You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                    Sincerely,



                                    Frank A. Ciccotto
                                    Frank A. Ciccotto
                                    Vice President

                                                           Exhibit 23.1b.


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated September 1, 1995, accompanying the financial statements of the Dean Witter Select Municipal Trust Insured Long Term Series 37, Texas Portfolio Series 9 (Insured), Long Term Portfolio Series 112 and Tennessee Portfolio Series 3 included herein and to the reference to our Firm as experts under the heading "Auditors" in the prospectus which is a part of this registration statement.



DELOITTE & TOUCHE LLP




September 21, 1995
New York, New York

                                                             Exhibit 23.1d.
             Letterhead of Standard & Poor's Ratings Services,
               A Division of The McGraw-Hill Companies, Inc.

                                                         September 21, 1995



Dean Witter Reynolds Inc.
Two World Trade Center
New York, New York  10048

                   Re:  Dean Witter Select Municipal Trust,
                        Insured Long Term Series 37

Gentlemen:

            We have received the post-effective amendment to the registration statement SEC file number 33-39496 for the above-captioned trust.

            Since the portfolio is composed solely of securities covered by bond insurance policies that insure against default in the payment of principal and interest on the securities for so long as they remain outstanding and such policies have been issued by one or more insurance companies which have been assigned "AAA" claims paying ability ratings by Standard & Poor's, we reaffirm the assignment of a "AAA" rating to the units of the trust and a "AAA" rating to the securities contained in the trust.

            You have permission to use the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and the above-assigned ratings in connection with your dissemination of information relating to these units, provided that it is understood that the ratings are not "market" ratings nor recommendations to buy, hold, or sell the units of the trust or the securities in the trust. Further, it should be understood that the rating on the units does not take into account the extent to which fund expenses or portfolio asset sales for less than the fund's purchase price will reduce payment to the unit holders of the interest and principal required to be paid on the portfolio assets. Standard & Poor's reserves the right to advise its own clients, subscribers, and the public of the ratings. Standard & Poor's relies on the sponsor and its counsel, accountants, and other experts for the accuracy and completeness of the information submitted in connection with the ratings. Standard & Poor's does not independently verify the truth or accuracy of any such information.

            This letter evidences our consent to the use of the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. in connection with the rating assigned to the units in the amendment referred to above. However, this letter should not be construed as a consent by us, within the meaning of Section 7 of the Securities Act of 1933, to the use of the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. in connection with the ratings assigned to the securities contained in the trust. You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

            We are pleased to have had the opportunity to be of service to you. If we can be of further help, please do not hesitate to call upon us.

                                          Sincerely



                                          Sanford B. Bragg
                                          Sanford B. Bragg

             Letterhead of Standard & Poor's Ratings Services,
               A Division of The McGraw-Hill Companies, Inc.

                                                         September 21, 1995



Dean Witter Reynolds Inc.
Two World Trade Center
New York, New York  10048

                   Re:  Dean Witter Select Municipal Trust,
                        Texas Portfolio Series 9 (Insured)

Gentlemen:

            We have received the post-effective amendment to the registration statement SEC file number 33-40712 for the above-captioned trust.

            Since the portfolio is composed solely of securities covered by bond insurance policies that insure against default in the payment of principal and interest on the securities for so long as they remain outstanding and such policies have been issued by one or more insurance companies which have been assigned "AAA" claims paying ability ratings by Standard & Poor's, we reaffirm the assignment of a "AAA" rating to the units of the trust and a "AAA" rating to the securities contained in the trust.

            You have permission to use the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and the above-assigned ratings in connection with your dissemination of information relating to these units, provided that it is understood that the ratings are not "market" ratings nor recommendations to buy, hold, or sell the units of the trust or the securities in the trust. Further, it should be understood that the rating on the units does not take into account the extent to which fund expenses or portfolio asset sales for less than the fund's purchase price will reduce payment to the unit holders of the interest and principal required to be paid on the portfolio assets. Standard & Poor's reserves the right to advise its own clients, subscribers, and the public of the ratings. Standard & Poor's relies on the sponsor and its counsel, accountants, and other experts for the accuracy and completeness of the information submitted in connection with the ratings. Standard & Poor's does not independently verify the truth or accuracy of any such information.

            This letter evidences our consent to the use of the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. in connection with the rating assigned to the units in the amendment referred to above. However, this letter should not be construed as a consent by us, within the meaning of Section 7 of the Securities Act of 1933, to the use of the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. in connection with the ratings assigned to the securities contained in the trust. You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

            We are pleased to have had the opportunity to be of service to you. If we can be of further help, please do not hesitate to call upon us.

                                          Sincerely,



                                          Sanford B. Bragg
                                          Sanford B. Bragg